Financial Instruments	12 Months Ended
Dec. 31, 2025
Text block [abstract]
Financial Instruments

Note 20: Financial Instruments

Financial assets and liabilities

Financial assets and liabilities in the consolidated statement of financial position are as follows:

December 31, 2025 (millions of U.S. dollars)	Assets/ (Liabilities) at Amortized Cost	Assets/ (Liabilities) at Fair Value through Earnings	Assets at Fair Value through Other Comprehensive Income or Loss	Derivatives Used for Hedging(1)	Total
Cash and cash equivalents	276	235	-	-	511
Trade and other receivables	1,143	-	-	-	1,143
Other financial assets - current	10	84	-	-	94
Other financial assets - non-current	10	288	168	-	466
Current indebtedness	(795)	-	-	-	(795)
Trade payables (see note 22)	(147)	-	-	-	(147)
Accruals (see note 22)	(826)	-	-	-	(826)
Other financial liabilities - current(2)	(68)	(40)	-	-	(108)
Long-term indebtedness	(1,328)	-	-	-	(1,328)
Other financial liabilities - non-current(3)	(194)	-	-	(16)	(210)
Total	(1,919)	567	168	(16)	(1,200)

December 31, 2024 (millions of U.S. dollars)	Assets/ (Liabilities) at Amortized Cost	Assets/ (Liabilities) at Fair Value through Earnings	Assets at Fair Value through Other Comprehensive Income or Loss	Derivatives Used for Hedging(1)	Total
Cash and cash equivalents	873	1,095	-	-	1,968
Trade and other receivables	1,087	-	-	-	1,087
Other financial assets - current	7	28	-	-	35
Other financial assets - non-current	11	332	99	-	442
Current indebtedness	(973)	-	-	-	(973)
Trade payables (see note 22)	(176)	-	-	-	(176)
Accruals (see note 22)	(799)	-	-	-	(799)
Other financial liabilities - current(2)	(75)	(17)	-	(21)	(113)
Long-term indebtedness	(1,847)	-	-	-	(1,847)
Other financial liabilities - non-current(3)	(198)	(34)	-	-	(232)
Total	(2,090)	1,404	99	(21)	(608)

(1)
Derivatives are entered into with specific objectives for each transaction, and are linked to specific assets, liabilities, firm commitments or highly probable forecasted transactions.
(2)
Includes lease liabilities of $59 million (2024 - $58 million).
(3)
Includes lease liabilities of $190 million (2024 - $198 million).

Fair Value

The fair values of cash and cash equivalents, trade and other receivables, trade payables and accruals approximate their carrying amounts because of the short-term maturity of these instruments.

Debt and Related Derivative Instruments

Carrying Amounts

Amounts recorded in the consolidated statement of financial position are referred to as “carrying amounts”. The carrying amounts of primary debt are reflected in “Current indebtedness” or “Long-term indebtedness” and the carrying amounts of related derivative instruments used for hedging are included in “Other financial assets” and “Other financial liabilities”, current or non-current within the consolidated statement of financial position, as appropriate.

Fair Value

The fair value of debt is estimated based on either quoted market prices for similar issues or current rates offered to the Company for debt of the same maturity. The fair value of interest rate swaps is estimated based upon discounted cash flows using applicable current market rates and considering non-performance risk.

Derivatives used for hedging

The Company may use derivative instruments (including fixed-to-floating and cross-currency interest rate swaps) to manage exposures to interest rate and foreign currency risks related to its indebtedness. These derivatives are designated as fair value hedges (to offset changes in the fair value of recognized debt due to fluctuations in a market benchmark interest rate) or cash flow hedges (to mitigate variability in future interest and principal payments due to changes in foreign currency exchange rates).

Hedge relationships are designated and documented at inception, including the risk management objective and strategy, the hedged risk, the hedged item, the hedging instrument, and the method used to assess hedge effectiveness. Hedge effectiveness is assessed at inception and each reporting date, including whether an economic relationship exists, credit risk does not dominate, and the hedge ratio remains appropriate. The Company generally targets a 1:1 hedge ratio with critical terms (notional amount, currency, maturity, reset/reference rate and payment dates) matched between the derivatives and the related debt. As a result, the Company expects highly effective hedges where movements in the fair value or cash flows of the hedging instrument offset changes in the hedged debt. Ineffectiveness may arise from changes in cross-currency basis spreads or changes in credit risk of the Company and/or derivative counterparties.

Debt Exchange

In March 2025, the Company completed a debt exchange to optimize the Company’s capital structure and to align indebtedness to revenue generation. Holders of U.S. dollar denominated notes originally issued by Thomson Reuters Corporation (“TRC”), the “Old Notes”, were offered the option to receive notes issued by TR Finance LLC (“TR Finance”), an indirect 100% owned U.S. subsidiary of TRC, the “New Notes”. The results of the exchange are as follows:

Series of notes (millions of U.S. dollars)	Principal amount New Notes issued by TR Finance	Principal amount remaining Old Notes of TRC	Principal amount outstanding notes
3.35% Notes due 2026	441	59	500
5.85% Notes due 2040	453	47	500
4.50% Notes due 2043	84	35	119
5.65% Notes due 2043	337	13	350
5.50% Debentures due 2035	373	27	400
Total	1,688	181	1,869

The New Notes issued by TR Finance have the same interest rate, interest payment dates and maturity date as the applicable series of Old Notes. The New Notes are fully and unconditionally guaranteed as to payment of principal and interest by TRC as well as West Publishing Corporation, Thomson Reuters Applications Inc. and Thomson Reuters (Tax & Accounting) Inc., each of which is an indirect 100% owned U.S. subsidiary of TRC. The three U.S. subsidiary guarantors also guarantee the remaining Old Notes by TRC on the same basis that TRC and the three U.S. subsidiary guarantors guarantee the TR Finance notes.

The exchange was not a debt extinguishment. Accordingly, the transaction did not result in a derecognition of the existing indebtedness. In 2025, the Company paid $4 million in solicitation fees to noteholders who participated in the exchange offers. This amount was included in “Other finance (costs) income” within the consolidated income statement. In addition, $8 million of transaction costs were reflected as a reduction in the carrying value of “Long-term indebtedness” within the consolidated statement of financial position. Cash payments for costs and fees of the exchange are reported in “Other financing activities” within the consolidated statement of cash flow.

The following is a summary of the Company's debt and related derivative instruments that hedge debt:

	Carrying Amount		Fair Value
December 31, 2025 (millions of U.S. dollars)	Primary Debt Instruments	Derivative Instruments	Primary Debt Instruments	Derivative Instruments
Commercial paper	295	-	295	-
$500 3.35% Notes due 2026	500	-	498	-
$500 5.85% Notes due 2040	490	-	520	-
$119 4.50% Notes due 2043	114	3	99	3
$350 5.65% Notes due 2043	329	13	353	13
$400 5.50% Debentures due 2035	395	-	417	-
Total	2,123	16	2,182	16
Current portion	795	-
Long-term portion	1,328	16

	Carrying Amount		Fair Value
December 31, 2024 (millions of U.S. dollars)	Primary Debt Instruments	Derivative Instruments	Primary Debt Instruments	Derivative Instruments
C$1,400 2.239% Notes due 2025	973	21	968	21
$500 3.35% Notes due 2026	499	-	491	-
$500 5.85% Notes due 2040	493	-	507	-
$119 4.50% Notes due 2043	116	-	94	-
$350 5.65% Notes due 2043	342	-	338	-
$400 5.50% Debentures due 2035	397	-	401	-
Total	2,820	21	2,799	21
Current portion	973	21
Long-term portion	1,847	-

Debt Repayments and Cross-currency Interest Rate Swap Settlements

In May 2025, the Company repaid its C$1.4 billion (U.S. $999 million) 2.239% notes upon maturity with cash on hand and settled the related cross-currency interest rate swaps. In September 2024, the Company repaid the remaining $242 million balance of its $450 million 3.85% notes upon maturity with cash on hand.

Fixed-to-Floating Interest Rate Swaps

In 2025, the Company entered into fixed-to-floating interest rate swaps totaling $410 million in notional amount. Under these arrangements, the Company receives a fixed rate of interest and pays a floating rate based on the Secured Overnight Financing Rate ("SOFR") plus a spread. These swaps are designated as fair value hedges for a portion of each of the Company's $119 million principal amount of 4.50% notes due May 2043 ($80 million hedged) and $350 million principal amount of 5.65% notes due November 2043 ($330 million hedged), covering the remaining term to debt maturity. The swaps were entered into as part of the Company's strategy to manage interest rate risk.

In addition, the Company has credit support agreements with its counterparties under which one party may call on the other party to post cash collateral when the market value of the swaps exceeds specific thresholds, thus limiting credit exposure. The Company posted $7 million of cash collateral as of December 31, 2025, for the fixed-to-floating interest rate swaps, which was reflected as a financing activity in the consolidated statement of cash flow.

The swaps are reported at fair value in the consolidated statement of financial position with changes in their fair value recorded within “Other finance (costs) income” in the consolidated income statement. The fair value of the swaps was a liability of $16 million, reported within "Other financial liabilities, non-current", in the consolidated statement of financial position as of December 31, 2025. The changes in fair value in 2025 was a loss of $16 million.

The details of these instruments are set forth below:

(millions of U.S. dollars) Received	Paid	Hedged Risk	Year of Maturity	Principal Amount
Fair value hedges
Fixed interest	Floating SOFR	Interest rate	2043	US$410
Cash flow hedges
Canadian dollar fixed	U.S. dollar fixed	Foreign exchange	2025	US$999

Currency Risk Exposures

As of December 31, 2025, all indebtedness was denominated in U.S. dollars. As of December 31, 2024, all indebtedness was denominated in U.S. dollars or had been swapped into U.S. dollar obligations.

The carrying amount of debt, all of which is unsecured, was denominated in the following currencies:

	December 31,		December 31,
	2025(1)	2024	2025(1)	2024(2)
(millions of U.S. dollars)	Before Currency Hedging Arrangements		After Currency Hedging Arrangements
Canadian dollar	-	973	-	-
U.S. dollar	2,123	1,847	2,123	2,841
	2,123	2,820	2,123	2,841

(1)
Includes fair value adjustments of $14 million associated with the interest related fair value component of hedging instruments.
(2)
Includes fair value adjustments of $5 million associated with the interest related fair value component of hedging instruments.

Interest Rate Risk Exposures

As of December 31, 2025, the Company held interest rate swaps which swap interest rates in its notes from fixed-to-floating. As of December 31, 2024, the Company’s notes and debentures paid interest at fixed rates. After taking account of the hedging arrangements, the fixed and floating rate mix of debt is as follows:

	December 31, 2025			December 31, 2024
(millions of U.S. dollars, except percentages)	Carrying Amount	Weighted-Average Interest Rate	% Share	Carrying Amount	Weighted-Average Interest Rate	% Share
Total fixed	1,736	4.8%	82%	2,820	4.1%	100%
Total floating	387	5.4%	18%	-	-	-
Total debt	2,123	4.9%	100%	2,820	4.1%	100%

Foreign Exchange Contracts

The Company previously entered into foreign exchange contracts that were intended to reduce foreign currency risk related to a portion of its former indirect investment in LSEG, which was denominated in British pounds sterling. These instruments were not related to changes in the LSEG share price. In May 2024, the Company settled its remaining foreign exchange contracts in conjunction with the sale of its remaining shares in LSEG (see note 9).

During 2024, the Company settled foreign exchange contracts with a notional amount of £1.2 billion ($1.6 billion) for net proceeds of $24 million in conjunction with the sale of 16.0 million LSEG shares.

Foreign exchange contracts are reported at fair value on the consolidated statement of financial position, with changes in their fair value recorded through the consolidated income statement. In 2024, losses of $2 million were reported within “Other finance (costs) income” in the consolidated income statement (see note 8) with respect to these foreign exchange contracts due to fluctuations in the U.S. dollar – British pounds sterling exchange rate. There were no foreign exchange contracts outstanding as of December 31, 2025 and 2024.

Fair value gains and losses from derivative financial instruments

Fair value gains and losses from derivative financial instruments recognized in the consolidated income statement and consolidated statement of changes in equity are as follows:

	Year ended December 31,
	2025		2024
(millions of U.S. dollars)	Fair Value (Loss) Gain Through Earnings	Fair Value Loss Through Equity	Fair Value Loss Through Earnings	Fair Value Gain Through Equity
Foreign exchange contracts	-	-	(2)	-
Hedging instruments:
Fixed-to-floating interest rate swaps - fair value hedges	(16)	-	-	-
Cross currency interest rate swaps - cash flow hedges	24	(4)	(97)	13
	8	(4)	(99)	13

Financial Risk Management

The Company is exposed to a variety of financial risks including market risk (primarily currency risk and interest rate risk), credit risk and liquidity risk, as its operations are diverse and global. A centralized corporate treasury group works to minimize the potential adverse effects from these risks by using various hedging strategies including the use of derivative instruments, where applicable, as well as associating with high quality financial institutions, limiting exposures to counterparties and ensuring flexible sources of funding. The Chief Financial Officer oversees the overall approach and ensures the use of strict guidelines and internal control processes.

Market Risk

Currency Risk

The Company’s consolidated financial statements are expressed in U.S. dollars. However, the Company transacts a portion of its business in other currencies and is therefore subject to the effects of foreign currency translation into U.S. dollars as well as currency transaction risk.

The impact of foreign currency translation from changes in exchange rates between 2024 and 2025 had no net impact on consolidated revenues and operating expenses.

Foreign currency translation also generated $269 million of net translation gains in 2025 (2024 - $173 million of net translation losses), which were recorded within accumulated other comprehensive loss in shareholders’ equity.

Exposure to currency transaction risk is minimized as the Company generally bills customers and incurs operating expenses in the functional currency of the legal entity that records the transaction. However, the Company is exposed to currency transaction risk from the revaluation of non-permanent intercompany loans in certain of its legal entities, which impacts earnings.

The table below shows the impact on earnings that a hypothetical 10% strengthening of the U.S. dollar against other foreign currencies would have due to changes in fair values of financial instruments as of December 31, 2025.

(millions of U.S. dollars) Increase (decrease) impact on earnings from:	£	SEK	€	C$	Other Currencies	Total
Financial assets and liabilities	-	3	(1)	-	(1)	1
Receivables under indemnification arrangement	(26)	-	(1)	-	(2)	(29)
Non-permanent intercompany loans	7	14	8	4	11	44
Total impact on earnings	(19)	17	6	4	8	16

Interest Rate Risk

The Company is exposed to fluctuations in interest rates with respect to cash and cash equivalents. As of December 31, 2025, $235 million of the Company's cash and cash equivalents was held in interest-bearing money market funds. Based on amounts as of December 31, 2025, a 100 basis point increase or decrease in interest rates would have increased or decreased annual interest income by approximately $2 million. The Company also has exposure to fluctuations in interest rates with respect to a portion of its fixed-rate long-term borrowings that have converted to floating-rate interest using fixed to floating swaps. A change of 100 basis points in SOFR, either an increase or decrease, would increase or decrease annual interest expense by approximately $4 million.

Price Risk

The Company has no significant exposure to price risk from commodities in the normal course of business.

Credit Risk

Credit risk arises from cash and cash equivalents and derivative financial instruments, as well as credit exposure to customers including outstanding receivables. The Company attempts to minimize credit exposure as follows:

•
Cash investments are placed with high-quality financial institutions with limited exposure to any one institution. As of December 31, 2025, approximately 96% of cash and cash equivalents were held by institutions that were rated at “A-“ or higher by at least one of the major credit rating agencies;
•
Counterparties to derivative contracts are major investment-grade international financial institutions and exposure to any single counterparty is monitored and limited;
•
The Company has the right to demand collateral be posted by counterparties to the fixed-to-floating swap arrangements when in position of exposure; and
•
The Company mitigates the risk of loss on its trade accounts receivable balances with its customers through active monitoring and credit policies, including aging analyses, automated dunning, and cancellation of services. Additionally, the Company has a broad and diversified customer base with no significant exposure to any single customer.

No allowance for credit losses on financial assets was required as of December 31, 2025, other than the allowance for expected credit losses (see note 14) and for credit risk associated with a receivable under an indemnification arrangement and contingent receivables (see “Fair value estimation” section below). Further, no financial or other assets have been pledged.

The Company’s maximum exposure with respect to credit risk, assuming no mitigating factors, would be the aggregate of its cash and cash equivalents of $511 million (2024 - $1,968 million), trade and other receivables of $1,143 million (2024 - $1,087 million), and other financial assets of $392 million (2024 - $378 million).

The Company is also exposed to credit risk from the guarantee related to its investment in 3XSQ Associates (see note 31).

Liquidity Risk

A centralized treasury function provides flexibility in cash management, including forecasting future cash flow expectations. Cash holdings are supplemented by maintaining sufficient capacity under the Company’s borrowing facilities. Cash flow estimates are based on rolling forecasts of operating, investing and financing flows. Such forecasting also considers account borrowing limits, cash restrictions and compliance with debt covenants.

The majority of cash is invested in money market funds or bank deposits with overnight accessibility. In addition, the Company maintains a $2.0 billion commercial paper program, which provides cost-effective and flexible short-term funding, and a $2.0 billion credit facility, which provides additional liquidity, as further described below.

Commercial Paper Program

The Company’s $2.0 billion commercial paper program provides cost-effective and flexible short-term funding. The carrying amount of outstanding commercial paper of $295 million is included in “Current indebtedness” within the consolidated statement of financial position as of December 31, 2025 (December 31, 2024 - nil).

Credit Facility

In November 2025, the Company amended and restated its credit facility agreement to extend the maturity date to November 2030, with no other material changes to terms and conditions. The $2.0 billion syndicated credit facility agreement may be used to provide liquidity for general corporate purposes (including acquisitions or support for its commercial paper program). There were no outstanding borrowings under the credit facility as of December 31, 2025 and 2024. Based on the Company’s current credit ratings, the cost of borrowing under the facility is priced at the Term SOFR/Euro Interbank Offered Rate (“EURiBOR”)/Simple Sterling Overnight Index Average (“SONIA”) plus 92 basis points. The Company has the option to request an increase, subject to approval by applicable lenders, in the lenders’ commitments in an aggregate amount of $600 million for a maximum credit facility commitment of $2.6 billion. If the Company’s debt rating is downgraded by any two of Moody’s, S&P or Fitch, the facility fees and borrowing costs would increase, although availability would be unaffected. Conversely, an upgrade in the Company’s rating may reduce the facility fees and borrowing costs.

The Company guarantees borrowings by its subsidiaries under the credit facility. The Company must also maintain a ratio of net debt as defined in the credit agreement (total debt plus hedging agreements, less cash and cash equivalents) as of the last day of each fiscal quarter to EBITDA as defined in the credit agreement (earnings before interest, income taxes, depreciation and amortization and other modifications described in the credit agreement) for the last four quarters ended of not more than 4.5:1. If the Company were to complete an acquisition with a purchase price of over $500 million, the Company may elect, subject to notification, to temporarily increase the ratio of net debt to EBITDA to 5.0:1 at the end of the quarter within which the transaction closed and for each of the three immediately following fiscal quarters. At the end of that period, the ratio would revert to 4.5:1. As of December 31, 2025, the Company complied with this covenant as its ratio of net debt to EBITDA, as calculated under the terms of its syndicated credit facility, was 0.6:1.

The tables below set forth non-derivative and derivative financial liabilities by maturity based on the remaining period from December 31, 2025 and 2024, respectively, to the contractual maturity date. The amounts disclosed are the contractual undiscounted cash flows.

December 31, 2025 (millions of U.S. dollars)	2026	2027	2028	2029	2030	Thereafter	Total
Commercial paper	295	-	-	-	-	-	295
Notes/debentures(1)	500	-	-	-	-	1,369	1,869
Interest payable(1)	84	76	76	76	76	715	1,103
Debt-related hedges outflows(2)	25	20	20	21	22	325	433
Debt-related hedges inflows(1)	(26)	(22)	(22)	(22)	(22)	(288)	(402)
Trade payables	147	-	-	-	-	-	147
Accruals	826	-	-	-	-	-	826
Lease liabilities	68	58	37	29	25	80	297
Other financial liabilities	49	4	-	-	-	-	53
Total	1,968	136	111	104	101	2,201	4,621

December 31, 2024 (millions of U.S. dollars)	2025	2026	2027	2028	2029	Thereafter	Total
Notes/debentures(1)	973	500	-	-	-	1,369	2,842
Interest payable(1)	104	84	76	76	76	791	1,207
Debt-related hedges outflows(3)	1,011	-	-	-	-	-	1,011
Debt-related hedges inflows(1)	(984)	-	-	-	-	-	(984)
Trade payables	176	-	-	-	-	-	176
Accruals	799	-	-	-	-	-	799
Lease liabilities	72	60	45	30	24	73	304
Other financial liabilities	34	34	-	-	-	-	68
Total	2,185	678	121	106	100	2,233	5,423

(1) Represents contractual cash flows.

(2) Represents contractual cash flows calculated using observable forward curves as of the period then ended.

(3) Represents contractual cash flows calculated using spot foreign exchange rates as of the period then ended.

Capital Management

The Company’s capital management strategy is focused on ensuring that it has the investment capacity to drive revenue growth both organically and through acquisitions, while also maintaining its long-term financial leverage and credit ratings and continuing to provide returns to shareholders.

The Company’s principal sources of liquidity are cash and cash equivalents and cash provided by operating activities. From time to time, the Company issues commercial paper, issues debt securities and borrows under its credit facility. The Company’s principal uses of cash are for debt repayments, debt servicing costs, dividend payments, capital expenditures, share repurchases and acquisitions. The Company believes that its existing sources of liquidity will be sufficient to fund its expected cash requirements in the normal course of business for the next 12 months.

Additionally, the Company targets a leverage ratio of net debt, as defined below, to adjusted EBITDA of 2.5x as a measure of its financial flexibility and ability to maintain investment grade credit ratings. As of December 31, 2025, the Company was below its target ratio.

The Company’s investment grade credit ratings provide additional financial flexibility and the ability to borrow to support the operations and growth strategies of the business. The following table sets forth the credit ratings from rating agencies in respect of TRC and TR Finance's outstanding securities as of December 31, 2025:

	Moody's	S&P Global Ratings	Fitch
Long-term debt	Baa1	A-	A-
Commercial paper	P-2	A-2	F1
Trend/Outlook	Positive	Stable	Stable

Net debt is defined as total debt plus related hedging instruments and collateral balances, along with lease liabilities, excluding unamortized transaction costs and any premiums or discounts on debt, minus cash and cash equivalents. The Company excludes specific hedging components to reflect the net cash outflow upon debt maturity. As the Company hedges some of its debt to manage risk, the hedging instruments are included in the measurement of the total obligation associated with its outstanding debt. However, because the Company generally intends to hold the debt and related hedges to maturity, the net debt calculation is adjusted to reflect the net cash outflow at maturity, after deducting cash and cash equivalents.

The following table presents the calculation of net debt:

	December 31,
(millions of U.S. dollars)	2025	2024
Current indebtedness	795	973
Long-term indebtedness	1,328	1,847
Total debt	2,123	2,820
Swaps	16	21
Total debt after swaps	2,139	2,841
Remove fair value adjustments for hedges(1)	(2)	5
Total debt after hedging arrangements	2,137	2,846
Collateral assets	(7)	-
Remove transaction costs, premiums or discounts, included in the carrying value of debt	28	22
Add: Lease liabilities (current and non-current)	249	256
Less: Cash and cash equivalents	(511)	(1,968)
Net debt	1,896	1,156

(1)
Represents the interest-related fair value components of hedging that are removed to reflect net cash outflow upon maturity.

The following reconciles movements of liabilities to cash flows arising from financing activities for the years ended December 31, 2025 and 2024:

(millions of U.S. dollars)	Notes and Debentures	Commercial Paper	Derivative Instruments (Assets) Liabilities	Lease Liabilities	Total Liabilities From Financing Activities
December 31, 2023	3,147	130	(65)	265	3,477
Repayments of debt	(290)	-	-	-	(290)
Proceeds from commercial paper	-	3,280	-	-	3,280
Repayments of commercial paper	-	(3,420)	-	-	(3,420)
Payments of lease principal	-	-	-	(63)	(63)
Additional leases	-	-	-	52	52
Acquisitions	48	-	-	6	54
Foreign exchange movements	(88)	-	88	(10)	(10)
Other, net(1)	3	10	(2)	6	17
December 31, 2024	2,820	-	21	256	3,097
Repayments of debt	(1,000)	-	1	-	(999)
Proceeds from commercial paper	-	3,257	-	-	3,257
Repayments of commercial paper	-	(2,967)	-	-	(2,967)
Payments of lease principal	-	-	-	(64)	(64)
Additional leases	-	-	-	52	52
Acquisitions	-	-	-	1	1
Interest fair value movements	(14)	-	21	-	7
Foreign exchange movements	27	-	(27)	7	7
Other, net(2)	(5)	5	-	(3)	(3)
December 31, 2025	1,828	295	16	249	2,388

(1)
Includes amortization of transaction and discount costs as well as interest fair value movements on derivatives.
(2)
Includes movements in transaction and discount costs.

Fair value estimation

The following fair value measurement hierarchy is used for financial instruments that are measured in the consolidated statement of financial position at fair value:

•
Level 1 – quoted prices (unadjusted) in active markets for identical assets or liabilities;
•
Level 2 – inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices); and
•
Level 3 – inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs).

The levels used to determine fair value measurements for those instruments carried at fair value in the consolidated statement of financial position are as follows:

December 31, 2025				Total
(millions of U.S. dollars)	Level 1	Level 2	Level 3	Balance
Assets
Money market accounts and other securities	-	235	-	235
Other receivables(1)	-	-	372	372
Financial assets at fair value through earnings	-	235	372	607
Financial assets at fair value through other comprehensive income(2)	-	-	168	168
Total assets	-	235	540	775
Liabilities
Derivatives used for hedging(3)	-	(16)	-	(16)
Contingent consideration(4)	-	-	(40)	(40)
Financial liabilities at fair value through earnings	-	(16)	(40)	(56)
Total liabilities	-	(16)	(40)	(56)

December 31, 2024				Total
(millions of U.S. dollars)	Level 1	Level 2	Level 3	Balance
Assets
Money market accounts and other securities	-	1,095	-	1,095
Other receivables(1)	-	-	360	360
Financial assets at fair value through earnings	-	1,095	360	1,455
Financial assets at fair value through other comprehensive income(2)	1	-	98	99
Total assets	1	1,095	458	1,554
Liabilities
Derivatives used for hedging(3)	-	(21)	-	(21)
Contingent consideration(4)	-	-	(51)	(51)
Financial liabilities at fair value through earnings	-	(21)	(51)	(72)
Total liabilities	-	(21)	(51)	(72)

(1)
Receivable under an indemnification arrangement and contingent receivable (see below).
(2)
Investments in entities over which the Company does not have control, joint control or significant influence.
(3)
As of December 31, 2025, comprised of fixed-to-floating interest rate swaps on indebtedness maturing in 2043. As of December 31, 2024, comprised of fixed-to-fixed cross-currency interest rate swaps on indebtedness that matured in May 2025.
(4)
Obligations to pay additional consideration for prior acquisitions, based upon performance measures contractually agreed at the time of purchase, and to purchase shares from minority owners of a subsidiary.

As of December 31, 2025, other receivables in level 3 of the fair value measurement hierarchy include $288 million (2024 - $272 million) due from an indemnification arrangement and $84 million (2024 - $88 million) in contingent receivables from the sale of the Company's FindLaw business in December 2024 (see note 7), the fair value of which is subject to the achievement of certain performance milestones through June 2026. The increase in the receivables between December 31, 2025 and December 31, 2024 is primarily due to fair value gains associated with the indemnification arrangement due to net foreign exchange gains and changes in interest rates associated with the indemnifying party’s credit profile, which are included in "Earnings from discontinued operations, net of tax”, within the consolidated income statement.

As of December 31, 2025, investments in level 3 financial assets measured at fair value through other comprehensive income was $168 million (2024- $98 million). The increase between December 31, 2025 and December 31, 2024 was primarily due to additional investments of $46 million and fair value net gains, reflecting pricing from equity funding rounds during the year.

The Company recognizes transfers into and out of the fair value measurement hierarchy levels at the end of the reporting period in which the event or change in circumstances that caused the transfer occurred. There were no transfers between hierarchy levels for the year ended December 31, 2025.

Valuation Techniques

The fair value of financial instruments that are not traded in an active market (for example, over-the-counter derivatives) is determined by using valuation techniques. These valuation techniques maximize the use of observable market data where it is available and rely as little as possible on entity specific estimates. If all significant inputs required to fair value an instrument are observable, the instrument is included in level 2. If one or more of the significant inputs is not based on observable market data, the instrument is included in level 3.

Specific valuation techniques used to value financial instruments include:

•
The fair value of investments predominantly reflect pricing from equity funding rounds;
•
The fair value of receivables due under indemnification arrangement considers estimated future cash flows, current market interest rates and non-performance risk;
•
The fair value of contingent receivables are based on a discounted estimated cash flow analysis;
•
The fair value of contingent consideration liability is calculated based on estimates of future revenue performance or the achievement of certain commercial milestones; and
•
Interest rate swaps are calculated as the present value of the estimated cash flows based on observable yield curves.

Offsetting Financial Assets and Financial Liabilities

The Company is subject to master netting arrangements with certain counterparties. Certain of these arrangements allow for the netting of assets and liabilities in the ordinary course of business and are reflected on a net basis in the consolidated statement of financial position. In other circumstances, netting is permitted only in the event of bankruptcy or default of either party to the agreement, and such amounts are not netted in the consolidated statement of financial position. The following table sets forth balances that are subject to master netting arrangements, however there were no offsetting amounts as of December 31, 2025 or 2024.

Financial assets (millions of U.S. dollars)	Gross Financial Assets	Gross Financial Liabilities Netted Against Assets	Net Financial Assets in the Consolidated Statement of Financial Position		Related Financial Liabilities Not Netted	Net Amount
Cash and cash equivalents	34	-	34	(1)	-	34
Cash collateral	7	-	7	(2)	(7)	-
December 31, 2025	41	-	41		(7)	34
Cash and cash equivalents	51	-	51	(1)	-	51
December 31, 2024	51	-	51		-	51

Financial liabilities (millions of U.S. dollars)	Gross Financial Liabilities	Gross Financial Assets Netted Against Liabilities	Net Financial Liabilities in the Consolidated Statement of Financial Position		Related Financial Assets Not Netted	Net Amount
Derivative financial liabilities	16	-	16	(3)	(7)	9
December 31, 2025	16	-	16		(7)	9
Derivative financial liabilities	21	-	21	(3)	-	21
December 31, 2024	21	-	21		-	21

(1)
Included within “Cash and cash equivalents” in the consolidated statement of financial position.
(2)
Included within “Other financial assets, current, in the consolidated statement of financial position.
(3)
Included within “Other financial liabilities”, current or non-current as appropriate, in the consolidated statement of financial position.